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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                000-28217                            59-3218138
        (Commission File Number)           (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)


                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)

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Item 2.  Acquisition or Disposition of Assets.


On March 25, 2003, AirNet Communications Corporation (the "Company") entered into a revised non-binding Terms Sheet for an aggregate investment of $16,000,000 by TECORE, Inc., a Texas corporation ("Tecore"), and SCP Private Equity Partners II, L.P., a Delaware limited partnership ("SCP" and together with Tecore, the "Lenders"). The revised Terms Sheet, attached as an exhibit to this report and incorporated by reference into this Item 2, provides that Tecore would invest $12,000,000 and SCP would invest $4,000,000, each investment to be in the form of a senior secured convertible note. Each note will be convertible into shares of the Company's common stock at an initial conversion price of $.1081 for an aggregate of 148,011,101 shares. The revised terms of the proposed financing do not contemplate issuance and sale of any warrants to the Lenders. At the revised conversion price, Tecore will have the right, following full payment of the purchase price for its note, to acquire up to 51% of the Company's outstanding common stock on a fully diluted basis, calculated as of the closing of the proposed financing. The parties have targeted April 24, 2003 to close the proposed financing, but it may take longer to obtain the requisite stockholder and regulatory approvals. The foregoing description is qualified in its entirety by reference to the attached Terms Sheet.

Tecore was the Company's largest customer, based on revenues, during the fiscal year ended December 31, 2002 and is a supplier of switching equipment to the Company. Affiliates of SCP currently hold 15.1% of the outstanding shares of the Company's common stock. Together with the shares of the Company's Series B Convertible Preferred Stock held by SCP, SCP beneficially owns 20.3% of the voting power of the Company, which represents the Company's largest single voting block. The Chairman of the Company's board of directors is an affiliate of SCP.


Item 5.  Other Events

On March 25, 2003, the Board of Directors appointed Gerald Y. Hattori to fill a vacancy on the Board effective April 1, 2003. Mr. Hattori, a former Chief Financial Officer of the Company, is expected to serve as the third member of the audit committee of the Board Of Directors and may qualify as a financial expert.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)        Exhibits:


Exhibit
Number     Exhibit Title
-------    -------------

10.31 Terms Sheet dated March 25, 2003 among AirNet Communications Corporation, SCP Private Equity Partners II, L.P. and TECORE, Inc.











                                      - 2 -


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                                   SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AirNet Communications Corporation

                                        By: /s/ Glenn A. Ehley
                                           -------------------------------------
                                           Glenn A. Ehley
                                           President and Chief Executive Officer

Date:  March 26, 2003



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                                  EXHIBIT INDEX

(c)       Exhibits:


Exhibit
Number    Exhibit Title
-------   -------------

 10.31 Terms Sheet dated March 25, 2003 among AirNet Communications Corporation, SCP Private Equity Partners II, L.P. and TECORE, Inc.